CALENDAR OF CORPORATE EVENTS

Company Name	BRF S.A.
Head Office Address	Rua Jorge Tzachel, 475 – Bairro Fazenda, 88301-140 – Itajaí - SC - Brazil
Website	www.brf-br.com/ri
CFO and Investor Relations Officer	Name: José Alexandre Carneiro Borges E-mail: acoes@brf-br.com Telephone(s): (11) 2322-5052
Investor Relations Director	Name: Andre Mota E-mail: acoes@brf-br.com Telephone(s): (11) 2322-5717 / 5050 / 5051 / 5052 / 5048
Newspapers (and place) in which the company releases its corporate actions	Valor Econômico – SP Diário Oficial do Estado – SC www.prnewswire.com.br http://www.valor.com.br/valor-ri

A.           MANDATORY SCHEDULING

Annual Financial Statements and Consolidated Financial Statements, related to the period ended on December 31, 2016.
EVENT	DATE
Sending to BM&FBOVESPA	02/09/2017

Standardized Financial Statements – DFP, related to the period ended on December 31, 2016.
EVENT	DATE
Sending to BM&FBOVESPA	02/09/2017

Annual Financial Statements in international standards related to the period ended on December 31, 2016.
EVENT	DATE
Sending to BM&FBOVESPA and SEC	02/09/2017

Formulário de Referência related to the period in course (12/31/2016)
EVENT	DATE
Sending to BM&FBOVESPA	05/30/2017

Quarterly Information – ITR – Portuguese

EVENT – Sending to BM&FBOVESPA	DATE
Related to 1st quarter 2017	05/11/2017
Related to 2nd quarter 2017	08/10/2017
Related to 3rd quarter 2017	11/09/2017

Quarterly Information Translated to English

EVENT - Sending to BM&FBOVESPA and SEC	DATE
Related to 1st quarter 2017	05/11/2017
Related to 2nd quarter 2017	08/10/2017
Related to 3rd quarter 2017	11/09/2017

Ordinary General Meeting Scheduled

EVENT	DATE
Sending of Call for Meeting to BM&FBOVESPA	03/10/2017
Sending of Proposal to BM&FBOVESPA	03/10/2017
Date of Ordinary General Meeting	04/26/2017
Sending of the main decisions of the Ordinary General Meeting or minutes of Ordinary General Meeting to BM&FBOVESPA	04/26/2017

Analyst Meeting

EVENT	DATE
Date of Analyst Meeting, open to other interested parties	09/29/2017

B.         OPTIONAL SCHEDULING

Conference Call

EVENT	DATE
Conference Call 2016 Results*.	02/10/2017
Conference Call 1Q17 Results*.	05/12/2017
Conference Call 2Q17 Results*.	08/11/2017
Conference Call 3Q17 Results*.	11/10/2017

* Information regarding access will be informed further at www.brf-br.com/ri

Board Meetings already scheduled

EVENT	DATE
Monthly	Monthly

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